UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04612

Name of Fund: BlackRock EuroFund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund,

              55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Annual Report

BlackRock EuroFund

BlackRock Global SmallCap Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2012, both the Fund and its benchmark, the Morgan Stanley Capital International (“MSCI”) Europe Index, posted negative returns. The Fund’s Institutional and Investor A Shares outperformed the benchmark index, while the Fund’s Investor B, Investor C and Class R Shares underperformed.

What factors influenced performance?

•

Stock selection was a positive driver for relative performance during the period. High quality names with resilient business models performed well, including Imperial Tobacco Group Plc, beverage company Anheuser-Busch InBev NV, German cable company Kabel Deutschland Holding AG and international pharmaceutical company Novo-Nordisk A/S. Aircraft engine manufacturer Rolls-Royce Holdings Plc was a strong contributor given its large installed base and profitable after-market business; building materials supplier Wolseley Plc performed well on the back of an improving outlook for its US business and oil and chemical storage company Koninklijke Vopak NV performed strongly following its positive results announcement. Also benefiting relative performance was the Fund’s underweight to the telecommunications services sector combined with the Fund’s long-term holding of Vodafone Group Plc, which contributed positively. The Fund’s position in International Power Plc boosted returns as the company’s share price jumped on the announcement of an enhanced bid from utility company GDF Suez. Elsewhere, oil exploration company Tullow Oil Plc continued its successful run of new oil discoveries, with a notable find off the coast of French Guiana boosting its share price.

•

Sector allocation detracted from performance during the period. Exposure to European financial stocks hurt performance as the region’s debt problems continued to pressure the sector. An underweight to banks was helpful, but holdings in KBC Bancassurance Holding, Intesa, AXA SA, BNP Paribas SA and Deutsche Bank AG were significant detractors. The Fund’s underweight to consumer stocks also had a negative impact on relative performance, as these defensive segments benefited from investors’ search for safer assets during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund tactically traded its exposure to financials while maintaining an average underweight to the sector. The Fund also remained underweight to utilities as the sector was impacted by diminishing pricing power due to the enactment of government policies to protect economically stressed consumers. In the third quarter of 2011, the Fund moved to a more defensive stance with an emphasis on quality companies and businesses with non-cyclical growth potential. As the global outlook turned positive and markets improved in early 2012, the Fund decreased exposure to the health care sector by selling out of Roche Holding AG, which had performed well and was priced close to its relative high. The Fund invested in businesses with significant international and emerging markets exposure such as luxury watch maker Richemont SA, drinks producer Pernod Ricard SA and media company WPP Corp. Among automobile-related stocks, the Fund took profits on car manufacturer Daimler AG and initiated positions in Continental AG and Renault SA, which looks well positioned to benefit from achieving global scale through its alliance with Nissan. More recently, the Fund took profits on names that had performed well such as Imperial Tobacco Group Plc and International Power Plc, and initiated a position in pharmaceutical company Sanofi, which offers attractive valuation and dividend yield.

Describe portfolio positioning at period end.

•

As of period end, relative to the MSCI Europe Index, the Fund was overweight in the industrials, materials, energy and telecommunications services sectors, broadly neutral to the index in consumer discretionary, and underweight in consumer staples, financials, utilities, health care and information technology (“IT”).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Vodafone Group Plc	5%
Eni SpA	4
Tullow Oil Plc	3
Royal Dutch Shell Plc, B Shares	3
Novo-Nordisk A/S, Class B	3
HSBC Holdings Plc	3
Pernod-Ricard SA	3
Anheuser-Busch InBev NV	3
Fresenius SE & Co. KGaA	3
Syngenta AG, Registered Shares	2

Geographic Allocations	Percent of Long-Term Investments
United Kingdom	35%
France	18
Germany	12
Italy	11
Switzerland	5
Denmark	4
Netherlands	3
Belgium	3
Finland	2
Spain	2
Luxembourg	2
Ireland	2
Sweden	1

4	ANNUAL REPORT	JUNE 30, 2012

BlackRock EuroFund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries.

[3]	This unmanaged broad-based capitalization-weighted index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.81%	(15.99)%	N/A	(7.28)%	N/A	4.49%	N/A
Investor A	6.64	(16.18)	(20.58)%	(7.46)	(8.46)%	4.25	3.69%
Investor B	5.63	(17.93)	(21.60)	(8.76)	(9.02)	3.49	3.49
Investor C	6.34	(16.88)	(17.68)	(8.24)	(8.24)	3.41	3.41
Class R	6.33	(16.81)	N/A	(8.04)	N/A	3.92	N/A
MSCI Europe Index	2.40	(16.48)	N/A	(6.97)	N/A	5.09	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,068.10	$6.12	$1,000.00	$1,018.96	$5.97	1.19%
Investor A	$1,000.00	$1,066.40	$6.94	$1,000.00	$1,018.17	$6.77	1.35%
Investor B	$1,000.00	$1,056.30	$16.67	$1,000.00	$1,008.66	$16.28	3.26%
Investor C	$1,000.00	$1,063.40	$11.44	$1,000.00	$1,013.78	$11.17	2.23%
Class R	$1,000.00	$1,063.30	$9.90	$1,000.00	$1,015.26	$9.67	1.93%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2012	5

Fund Summary as of June 30, 2012	BlackRock Global SmallCap Fund, Inc.

Investment Objective

BlackRock Global SmallCap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2012, the Fund and its benchmark, the MSCI World Small Cap Index, as well as the broader MSCI World Index, posted negative returns. The Fund underperformed both the MSCI World Small Cap Index and the MSCI World Index for the period. The following discussion pertains to the Fund’s performance relative to the MSCI World Small Cap Index.

What factors influenced performance?

•

Stock selection in the health care sector detracted from the Fund’s performance relative to the benchmark index. Notably, names in the biotechnology and health care providers & services industries hurt results. Stock selection within financials and consumer discretionary had a negative impact on performance, as did the Fund’s underweight allocations to those sectors. More specifically, within financials, the Fund’s insurance holdings detracted and an underweight to real estate investment trusts (“REITs”) hindered returns, as did security selection within the REIT space. In consumer discretionary, areas of weakness included the hotels, restaurants & leisure, specialty retail and textiles, apparel & luxury goods industries.

•

Contributing positively to performance for the period was stock selection in the energy sector, where the Fund benefited from its holdings in several oil & gas exploration & production companies that delivered strong performance on promising results from drilling activ-

ities in various shale deposits around the world. In the IT sector, stock selection had a positive impact on Fund returns, especially within the software and electronic equipment, instruments & components space. The Fund also benefited from increasing its allocation to cash as a means of defensive positioning during periods of declining markets.

Describe recent portfolio activity.

•

During the 12-month period, the Fund decreased exposure to the IT and materials sectors, and increased exposure to financials, utilities and energy. Within industrials, the Fund trimmed its machinery holdings and added to names in the aerospace & defense and professional services industries. In consumer discretionary, the Fund added to household durables, specialty retailers and textiles, apparel & luxury goods while reducing exposure to the automobiles and multiline retail industries. Lastly, in consumer staples, the Fund exited several positions in food products.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund’s largest sector overweights relative to the MSCI World Small Cap Index were health care, energy and IT, while the most significant underweights included financials, consumer discretionary, consumer staples and materials. From a geographic perspective, the Fund was underweight to the United States and developed Asia, and remained overweight to emerging markets, including emerging Asia, and continental Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Africa Oil Corp.	3%
Ophir Energy Plc	1
Timken Co.	1
Wright Medical Group, Inc.	1
Spirit AeroSystems Holdings, Inc., Class A	1
Fidelity National Financial, Inc., Class A	1
Albemarle Corp.	1
LKQ Corp.	1
Ryanair Holdings Plc - ADR	1
Yakult Honsha Co., Ltd.	1

Geographic Allocations	Percent of Long-Term Investments
United States	50%
United Kingdom	8
Canada	6
Japan	5
Switzerland	3
Germany	3
Denmark	3
France	3
China	2
Singapore	2
Ireland	2
Spain	2
Other[1]	11

[1]

Other includes a 1% or less investment in each of the following countries: Argentina, Australia, Austria, Bermuda, Brazil, Finland, Greece, Hong Kong, India, Indonesia, Israel, Italy, Malaysia, Norway, South Korea, Taiwan, Thailand and United Arab Emirates.

6	ANNUAL REPORT	JUNE 30, 2012

BlackRock Global SmallCap Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

This unmanaged market-capitalization weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 24 countries, including the United States.

[4]	This unmanaged broad-based index is comprised of small cap companies from 24 developed markets.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.96%	(9.11)%	N/A	(0.24)%	N/A	7.95%	N/A
Investor A	5.73	(9.44)	(14.19)%	(0.55)	(1.61)%	7.65	7.07%
Investor B	5.33	(10.25)	(14.28)	(1.42)	(1.73)	6.95	6.95
Investor C	5.33	(10.19)	(11.09)	(1.38)	(1.38)	6.78	6.78
Class R	5.60	(9.76)	N/A	(0.97)	N/A	7.35	N/A
MSCI World Index	5.91	(4.98)	N/A	(2.96)	N/A	5.18	N/A
MSCI World Small Cap Index	6.34	(8.45)	N/A	(1.39)	N/A	8.64	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,059.10	$5.94	$1,000.00	$1,019.16	$5.82	1.16%
Investor A	$1,000.00	$1,057.30	$7.42	$1,000.00	$1,017.66	$7.27	1.45%
Investor B	$1,000.00	$1,053.30	$12.00	$1,000.00	$1,013.17	$11.76	2.35%
Investor C	$1,000.00	$1,053.30	$12.25	$1,000.00	$1,012.95	$12.01	2.40%
Class R	$1,000.00	$1,056.00	$9.25	$1,000.00	$1,015.87	$9.07	1.81%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2012	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a distribution fee of 0.75% per year and a sevice fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.
•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement or other similar plans. Prior to January 3, 2003, for BlackRock EuroFund, and February 4, 2003 for BlackRock Global SmallCap Fund, Inc., Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown on the previous pages (which are based on hypothetical investments of $1,000 invested on January 1, 2012 and held through June 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	JUNE 30, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	9

Schedule of Investments June 30, 2012	BlackRock EuroFund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Belgium — 2.5%
Anheuser-Busch InBev NV	87,478	$6,896,871
Denmark — 3.5%
Novo-Nordisk A/S, Class B	52,924	7,675,925
Novozymes A/S, Class B	74,904	1,942,365

		9,618,290
Finland — 2.3%
Kone Oyj, Class B	77,770	4,696,779
Wartsila Oyj	49,341	1,616,510

		6,313,289
France — 17.5%
AXA SA	416,473	5,567,704
BNP Paribas SA	138,917	5,355,901
Essilor International SA	29,686	2,757,820
Eutelsat Communications SA	92,939	2,858,963
GDF Suez	179,089	4,270,882
L’Oreal SA	39,402	4,610,241
Legrand Promesses	105,633	3,585,219
Pernod-Ricard SA	64,788	6,927,916
Renault SA	63,881	2,550,929
Rexel SA	69,462	1,186,473
Sanofi	54,067	4,092,915
Vinci SA	90,294	4,219,897

		47,984,860
Germany — 11.6%
Continental AG	24,919	2,077,267
Deutsche Bank AG, Registered Shares	126,173	4,553,992
Deutsche Telekom AG, Registered Shares	485,352	5,319,180
Fresenius SE & Co. KGaA	63,985	6,624,856
Kabel Deutschland Holding AG (a)	71,141	4,433,491
Linde AG	28,940	4,507,133
Merck KGaA	42,199	4,214,260

		31,730,179
Ireland — 1.9%
Ryanair Holdings Plc—ADR (a)	167,413	5,089,355
Italy — 10.7%
Atlantia SpA	268,411	3,425,872
Eni SpA	450,181	9,564,159
Intesa Sanpaolo SpA	3,093,168	4,402,339
Saipem SpA	143,382	6,385,416
Telecom Italia SpA	5,626,103	5,559,383

		29,337,169
Luxembourg — 2.0%
AZ Electronic Materials SA	1,208,933	5,440,323
Netherlands — 2.8%
Koninklijke Vopak NV	76,971	4,937,048
TNT Express NV	225,519	2,645,439

		7,582,487

Common Stocks	Shares	Value

Spain — 2.1%
Amadeus IT Holding SA, Class A	268,172	$5,681,547
Sweden — 0.8%
Alfa Laval AB	125,503	2,150,464
Switzerland — 4.9%
Cie Financiere Richemont SA, Bearer A Shares	64,345	3,533,168
Julius Baer Group Ltd. (a)	95,880	3,476,288
Syngenta AG, Registered Shares	19,062	6,525,400

		13,534,856
United Kingdom — 34.4%
Antofagasta Plc	366,071	6,261,964
Barclays Plc	1,527,237	3,902,473
BG Group Plc	242,312	4,960,484
Burberry Group Plc	197,419	4,110,419
GlaxoSmithKline Plc	228,188	5,183,070
HSBC Holdings Plc	794,539	7,001,350
Imperial Tobacco Group Plc	136,906	5,274,749
Johnson Matthey Plc	133,201	4,619,388
Prudential Plc	353,506	4,098,908
Rolls-Royce Holdings Plc (a)	436,826	5,887,433
Royal Dutch Shell Plc, B Shares	239,493	8,363,990
Tullow Oil Plc	396,413	9,162,126
Vodafone Group Plc	4,457,126	12,527,892
Wolseley Plc	127,780	4,762,703
WPP Plc	303,069	3,679,182
Xstrata Plc	331,959	4,173,856

		93,969,987
Total Long-Term Investments (Cost — $257,103,367) — 97.0%		265,329,677

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	5,906,844	5,906,844
Total Short-Term Securities (Cost — $5,906,844) — 2.2%		5,906,844
Total Investments (Cost — $263,010,211) — 99.2%		271,236,521
Other Assets Less Liabilities — 0.8%		2,269,546

Net Assets — 100.0%		$273,506,067

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro

GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	US Dollar

See Notes to Financial Statements.

10	ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (concluded)	BlackRock EuroFund

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,324,977	(418,133)	5,906,844	$2,841

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ Depreciation
EUR	596,933	USD	742,047	State Street Corp.	7/02/12	$13,371
USD	1,155,470	GBP	742,876	Citigroup, Inc.	7/02/12	(7,987)
CHF	589,018	USD	616,773	Goldman Sachs Group, Inc.	7/03/12	3,801
USD	176,390	EUR	140,281	JPMorgan Chase & Co.	7/03/12	(1,136)
Total						$8,049

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments
Long-Term Investments:
Common Stocks:
Belgium	—	$6,896,871	—	$6,896,871
Denmark	—	9,618,290	—	9,618,290
Finland	—	6,313,289	—	6,313,289
France	—	47,984,860	—	47,984,860
Germany	—	31,730,179	—	31,730,179
Ireland	$5,089,355	—	—	5,089,355
Italy	—	29,337,169	—	29,337,169
Luxembourg	—	5,440,323	—	5,440,323
Netherlands	—	7,582,487	—	7,582,487
Spain	—	5,681,547	—	5,681,547
Sweden	—	2,150,464	—	2,150,464
Switzerland	—	13,534,856	—	13,534,856
United Kingdom	—	93,969,987	—	93,969,987
Short-Term Securities	5,906,844	—	—	5,906,844

Total	$10,996,199	$260,240,322	—	$271,236,521

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$17,172	—	$17,172
Liabilities:
Foreign currency exchange contracts	—	(9,123)	—	(9,123)

Total	—	$8,049	—	$8,049

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012 foreign currency in the amount of $4 is categorized as Level 1 within the disclosure hierarchy.

Prior to December 31, 2011, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to December 31, 2011. For the interim period January 1, 2012 through June 30, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. There were no transfers for the period January 1, 2012 to June 30, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	11

Schedule of Investments June 30, 2012	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.4%
Arcos Dorados Holdings, Inc., Class A (a)	195,300	$2,886,534
Australia — 1.1%
Mirvac Group	545,584	716,887
Mount Gibson Iron Ltd.	1,699,500	1,518,548
Pancontinental Oil & Gas NL (b)	8,053,600	1,466,594
Primary Health Care Ltd.	463,800	1,411,547
Sonic Healthcare Ltd.	258,100	3,375,705

		8,489,281
Austria — 0.2%
Schoeller-Bleckmann Oilfield Equipment AG	15,900	1,289,284
Bermuda — 0.9%
Chow Sang Sang Holdings International, Ltd.	1,170,000	2,284,426
Hoegh Liquified Natural Gas Holdings Ltd. (b)	670,400	5,041,433

		7,325,859
Brazil — 0.7%
Santos Brasil Participacoes SA	383,700	5,845,765
Canada — 5.7%
Africa Oil Corp. (b)	2,547,400	19,616,556
Cathedral Energy Services Ltd.	669,500	3,301,140
Diagnocure, Inc. (b)(c)	5,062,680	3,729,506
Dollarama, Inc.	57,600	3,461,318
Dollarama, Inc.	56,700	3,407,235
Eastern Platinum Ltd. (b)	2,931,300	619,025
Eldorado Gold Corp.	340,200	4,190,264
Lundin Mining Corp. (b)	767,500	3,181,269
Painted Pony Petroleum Ltd. (b)	288,600	2,083,499
Sunshine Oilsands Ltd. (a)(b)(d)	3,411,500	2,027,213

		45,617,025
China — 1.9%
51job, Inc.—ADR (a)(b)	74,600	3,398,030
Shanghai Industrial Holdings Ltd.	942,000	2,501,398
Shenzhen Expressway Co., Ltd.	5,541,300	2,028,309
Shimao Property Holdings Ltd.	1,180,500	1,829,730
Shui On Land Ltd.	8,121,000	3,328,036
Sitoy Group Holdings Ltd. (b)	4,485,500	2,001,297

		15,086,800
Denmark — 2.5%
Alk-Abello A/S	62,800	3,726,903
Bavarian Nordic A/S (b)	189,386	1,609,386
Pandora A/S (a)	448,900	4,214,782
Topdanmark A/S (b)	30,500	5,229,493
Tryg A/S	72,600	4,081,159
Vestas Wind Systems A/S (a)(b)	271,100	1,503,015

		20,364,738
Finland — 0.4%
Ramirent Oyj	389,050	3,188,400
France — 2.4%
Eurofins Scientific SA	51,775	6,429,532
GameLoft (a)(b)	796,383	4,976,481
Ingenico	125,500	6,092,488
Ipsen SA	74,700	1,854,446

		19,352,947

Common Stocks	Shares	Value

Germany — 2.6%
Celesio AG	156,700	$2,564,923
GEA Group AG	80,950	2,157,548
Gerresheimer AG	101,000	4,754,190
NORMA Group	52,935	1,163,127
Rheinmetall AG	105,600	5,190,990
Symrise AG	158,200	4,821,447

		20,652,225
Greece — 0.1%
Alpha Bank AE (b)	418,100	662,916
Hong Kong — 1.1%
Clear Media Ltd.	2,765,000	1,431,467
Daphne International Holdings Ltd. (a)	3,790,300	3,867,043
Ming Fai International Holdings Ltd.	8,408,100	693,295
Techtronic Industries Co.	2,470,900	3,137,269

		9,129,074
India — 1.3%
Container Corp. of India (b)	119,500	1,976,892
Divi’s Laboratories, Ltd.	195,700	3,607,273
Motherson Sumi Systems, Ltd. (b)	801,400	2,358,050
Sintex Industries Ltd. (b)	1,921,500	2,131,939

		10,074,154
Indonesia — 0.3%
Tower Bersama Infrastructure (b)	6,597,176	2,311,154
Ireland — 1.5%
Elan Corp. Plc (b)	371,047	5,441,613
Ryanair Holdings Plc — ADR (b)	223,196	6,785,158

		12,226,771
Israel — 0.7%
SodaStream International Ltd. (b)	130,500	5,346,585
Italy — 0.5%
Brunello Cucinelli SpA (b)	40,500	576,080
Salvatore Ferragamo Italia SpA	174,500	3,639,913

		4,215,993
Japan — 5.1%
Aeon Credit Service Co. Ltd.	330,600	6,132,514
Asics Corp.	234,850	2,979,214
Credit Saison Co., Ltd.	241,100	5,360,615
Don Quijote Co., Ltd.	107,500	3,702,319
Hisaka Works Ltd.	226,000	2,172,709
Itoham Foods, Inc.	625,100	2,482,560
JSR Corp.	325,700	5,651,412
NGK Insulators Ltd.	164,400	1,820,488
Shinsei Bank Ltd.	1,818,000	2,211,780
The Shizuoka Bank Ltd.	163,700	1,684,340
Yakult Honsha Co., Ltd.	169,600	6,641,697

		40,839,648
Malaysia — 0.6%
AirAsia Bhd	4,391,200	4,970,096
Norway — 0.6%
Electromagnetic GeoServices (b)	2,189,479	4,847,129
Singapore — 1.5%
Avago Technologies Ltd.	184,200	6,612,780
Cityspring Infrastructure Trust	18,230,515	5,775,594

		12,388,374

See Notes to Financial Statements.

12	ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea — 0.7%
Kangwon Land, Inc.	260,770	$5,570,383
Spain — 1.4%
Grifols SA (a)	220,800	5,593,794
Laboratorios Farmaceuticos Rovi SA	884,735	5,773,597

		11,367,391
Switzerland — 2.9%
Addex Pharmaceuticals Ltd. (b)	83,700	726,637
Aryzta AG	128,777	6,409,830
Foster Wheeler AG (a)(b)	130,200	2,256,366
Lindt & Spruengli AG, Registered Shares	171	6,279,830
Straumann Holding AG, Registered Shares	19,392	2,852,185
Sulzer AG	41,950	4,973,671

		23,498,519
Taiwan — 0.5%
D-Link Corp.	6,752,000	4,344,709
Thailand — 0.2%
Mermaid Maritime PCL (b)	9,362,805	1,902,621
United Arab Emirates — 0.8%
Polarcus Ltd.(a)(b)	9,248,691	6,427,083
United Kingdom — 7.4%
Aberdeen Asset Management Plc	1,072,000	4,366,247
APR Energy Plc (a)	269,200	2,866,934
Babcock International Group Plc	425,100	5,693,486
Bahamas Petroleum Co. Plc (b)	13,214,034	1,920,512
BowLeven Plc (b)	1,948,400	1,784,401
easyJet Plc	507,816	4,232,268
Filtrona Plc	211,581	1,587,052
Halfords Group Plc	563,300	2,022,185
Inchcape Plc	640,900	3,326,834
Intertek Group Plc	152,000	6,368,169
Invensys Plc	1,252,400	4,364,927
London Stock Exchange Group Plc	376,100	5,937,387
Ophir Energy Plc (b)	982,758	8,920,985
Rexam Plc	964,872	6,368,087

		59,759,474
United States — 46.3%
Acxiom Corp. (b)	302,400	4,569,264
Aegerion Pharmaceuticals, Inc. (a)(b)	137,300	2,037,532
Affymetrix, Inc. (b)	698,100	3,274,089
AGCO Corp.	37,700	1,724,021
Albemarle Corp.	119,000	7,097,160
Allete, Inc.	126,800	5,300,240
Alliant Energy Corp.	100,300	4,570,671
Alpha Natural Resources, Inc. (b)	145,100	1,263,821
American Superconductor Corp. (a)(b)	272,700	1,281,690
Ariba, Inc. (b)	69,500	3,110,820
Arris Group, Inc. (a)(b)	451,500	6,280,365
Aruba Networks, Inc. (b)	131,518	1,979,346
Atmel Corp. (b)	553,700	3,709,790
BBCN Bancorp, Inc. (b)	542,800	5,911,092
BioMarin Pharmaceutical, Inc. (b)	148,900	5,893,462
Brookdale Senior Living, Inc. (b)	114,900	2,038,326
Cadence Design Systems, Inc. (b)	291,350	3,201,937
CafePress, Inc. (b)	29,253	435,285
Camden Property Trust (a)	34,600	2,341,382
Celanese Corp., Series A (b)	121,400	4,202,868
ComScore, Inc. (a)(b)	158,700	2,612,202

Common Stocks	Shares	Value

United States (continued)
Constant Contact, Inc. (b)	269,300	$4,815,084
Cousins Properties, Inc. (a)	435,700	3,376,675
Covanta Holding Corp.	231,150	3,964,222
Coventry Health Care, Inc.	63,200	2,009,128
Cytec Industries, Inc.	101,800	5,969,552
DDR Corp. (a)	306,400	4,485,696
Deckers Outdoor Corp. (a)(b)	78,200	3,441,582
Discover Financial Services	141,600	4,896,528
Drew Industries, Inc. (b)	112,800	3,141,480
DSP Group, Inc. (b)	534,349	3,387,773
Duke Realty Corp. (a)	350,600	5,132,784
Dupont Fabros Technology, Inc.	79,900	2,281,944
E*Trade Financial Corp. (b)	397,800	3,198,312
Electronic Arts, Inc. (b)	450,000	5,557,500
Express, Inc. (b)	161,200	2,929,004
F5 Networks, Inc. (b)	30,700	3,056,492
Fidelity National Financial, Inc., Class A	373,400	7,191,684
Foot Locker, Inc. (b)	149,400	4,568,652
Forest City Enterprises, Inc., Class A (b)	342,200	4,996,120
The Fresh Market, Inc. (b)	8,100	434,403
FX Alliance, Inc. (a)(b)	98,500	1,547,435
Guess?, Inc.	166,750	5,064,197
Hancock Holding Co.	148,300	4,514,252
Hanesbrands, Inc. (b)	68,100	1,888,413
Health Net, Inc. (b)	48,500	1,177,095
Hospira, Inc. (b)	62,100	2,172,258
IAC/InterActiveCorp.	118,350	5,396,760
IDEX Corp. (b)	161,750	6,305,015
IPC The Hospitalist Co., Inc. (a)(b)	117,400	5,320,568
j2 Global, Inc.	246,200	6,504,604
JDS Uniphase Corp. (a)(b)	426,800	4,694,800
Kennametal, Inc.	78,700	2,608,905
The KEYW Holding Corp. (b)	234,700	2,356,388
Landstar System, Inc.	78,650	4,067,778
LKQ Corp. (b)	208,763	6,972,684
Manpower, Inc.	109,300	4,005,845
Mentor Graphics Corp. (b)	120,850	1,812,750
Mistras Group, Inc. (a)(b)	173,600	4,562,208
National Penn Bancshares, Inc.	553,400	5,296,038
Nordson Corp.	108,400	5,559,836
NorthWestern Corp.	109,900	4,033,330
Nuance Communications, Inc. (a)(b)	259,188	6,173,858
NuVasive, Inc. (b)	201,900	5,120,184
NV Energy, Inc.	232,800	4,092,624
Oasis Petroleum, Inc. (b)	180,900	4,374,162
Old National Bancorp	280,500	3,368,805
Omega Healthcare Investors, Inc.	72,300	1,626,750
Omnicare, Inc.	129,300	4,038,039
Otter Tail Corp.	172,700	3,949,649
Packaging Corp. of America	103,500	2,922,840
PacWest Bancorp	67,900	1,607,193
PMC-Sierra, Inc. (b)	846,400	5,196,896
Polycom, Inc. (b)	392,100	4,124,892
PVH Corp.	40,800	3,173,832
QLogic Corp. (b)	308,200	4,219,258
Regis Corp.	176,600	3,171,736
ResMed, Inc. (b)	161,200	5,029,440
Responsys, Inc. (a)(b)	361,000	4,375,320
Rockwood Holdings, Inc.	44,900	1,991,315

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	13

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

United States (concluded)
Shutterfly, Inc. (b)		82,100	$2,519,649
Silgan Holdings, Inc.		107,600	4,593,444
SM Energy Co.		59,700	2,931,867
Spirit AeroSystems Holdings, Inc., Class A (b)		307,400	7,325,342
Steel Dynamics, Inc.		277,200	3,257,100
Support.com, Inc. (a)(b)		907,279	2,894,220
Tenet Healthcare Corp. (b)		425,200	2,228,048
Terex Corp. (b)		179,750	3,204,942
Tilly’s, Inc. Class A (b)		29,500	473,475
Timken Co.		171,700	7,862,143
United Therapeutics Corp. (b)		25,000	1,234,500
Urban Outfitters, Inc. (a)(b)		195,300	5,388,327
Vera Bradley, Inc. (a)(b)		187,700	3,956,716
VeriFone Systems, Inc. (b)		26,100	863,649
W.R. Berkley Corp.		104,100	4,051,572
The Warnaco Group, Inc. (b)		90,350	3,847,103
Webster Financial Corp.		96,700	2,094,522
Wright Medical Group, Inc. (b)		363,200	7,754,320

			372,568,869
Total Long-Term Investments (Cost — $650,903,384) — 92.3%			$742,549,801

Short-Term Securities
Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (e)(f)		62,456,087	62,456,087

		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (e)(f)(g)	USD	66,143	66,142,660
Total Money Market Funds – 16.0%			128,598,747

Time Deposits		Par (000)
Japan — 0.0%
Citibank NA, 0.01%, 7/02/12	JPY	11,386	142,447
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.07%, 7/02/12	GBP	1	1,502
Total Time Deposits — 0.0%			143,949

Total Short-Term Securities (Cost — $128,742,696) — 16.0%			128,742,696
Total Investments (Cost — $779,646,080) — 108.3%			871,292,497
Liabilities in Excess of Other Assets — (8.3)%			(66,981,565)

Net Assets — 100.0%			$804,310,932

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.
(c)	Investments in companies (whereby the Fund held 5% or more of the companies’ oustanding securities) that were considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Realized Gain	Income
DiagnoCure, Inc.	4,371,580	691,100	—	5,062,680	$3,729,506	—	—

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at June 30, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	74,139,299	(11,683,212)	62,456,087	$44,060	$259
BlackRock Liquidity Series LLC, Money Market Series	$11,783,250	$54,359,410	$66,142,660	$387,248	—

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	82,000	USD	82,653	Royal Bank of Scotland Group Plc	7/02/12	$1,274
GBP	64,000	USD	99,620	JPMorgan Chase & Co.	7/02/12	614
USD	25,511	JPY	2,026,000	UBS AG	7/02/12	165
HKD	1,884,000	USD	242,892	Citigroup, Inc.	7/03/12	(44)
HKD	1,409,000	USD	181,604	UBS AG	7/03/12	16
USD	98,138	JPY	7,831,000	Citigroup, Inc.	7/03/12	171
USD	400,208	GBP	255,000	Citigroup, Inc.	7/05/12	839
Total						$3,035

See Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (concluded)	BlackRock Global SmallCap Fund, Inc.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long -Term Investments:
Common Stocks:
Argentina	$2,886,534	—	—	$2,886,534
Australia	—	$8,489,281	—	8,489,281
Austria	—	1,289,284	—	1,289,284
Bermuda	—	7,325,859	—	7,325,859
Brazil	5,845,765	—	—	5,845,765
Canada	42,209,790	3,407,235	—	45,617,025
China	3,398,030	11,688,770	—	15,086,800
Denmark	—	20,364,738	—	20,364,738
Finland	—	3,188,400	—	3,188,400
France	—	19,352,947	—	19,352,947
Germany	—	20,652,225	—	20,652,225
Greece	—	662,916	—	662,916
Hong Kon	—	9,129,074	—	9,129,074
India	—	10,074,154	—	10,074,154
Indonesia	—	2,311,154	—	2,311,154
Ireland	6,785,158	5,441,613	—	12,226,771
Israel	5,346,585	—	—	5,346,585
Italy	576,080	3,639,913	—	4,215,993
Japan	—	40,839,648	—	40,839,648
Malaysia	—	4,970,096	—	4,970,096
Norway	—	4,847,129	—	4,847,129
Singapore	6,612,780	5,775,594	—	12,388,374
South Korea	—	5,570,383	—	5,570,383
Spain	—	11,367,391	—	11,367,391
Switzerland	2,983,003	20,515,516	—	23,498,519
Taiwan	—	4,344,709	—	4,344,709
Thailand	—	1,902,621	—	1,902,621

	Level 1	Level 2	Level 3	Total

Common Stocks (concluded):
United Arab Emirates	—	$6,427,083	—	$6,427,083
United Kingdom	$2,866,934	56,892,540	—	59,759,474
United States	372,568,869	—	—	372,568,869
Short-Term Securities:
Money Market Funds	62,456,087	66,142,660	—	128,598,747
Time Deposits	—	143,949	—	143,949

Total	$514,535,615	$356,756,882	—	$871,292,497

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,079	—	$3,079
Liabilities:
Foreign currency exchange contracts	—	(44)	—	(44)

Total	—	$3,035	—	$3,035

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency	$1,213,542	—	—	$1,213,542
Liabilities:
Collateral on securities loaned at value	—	$(66,142,660)	—	(66,142,660)

Total	$1,213,542	$(66,142,660)	—	$(64,929,118)

Prior to December 31, 2011, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to December 31, 2011. For the interim period January 1, 2012 through June 30, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 on the disclosure hierarchy. Significant market movements did not occur on December 31, 2011; therefore, the Fund did not utilize the external pricing service model adjustments and such valuations were categorized as Level 1. Significant market movements were deemed to have occurred at June 30, 2012; therefore, the Fund utilized the external pricing service model adjustments for certain of its investments which caused transfers from Level 1 to Level 2 with a beginning period value of $8,350,473.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	15

Statements of Assets and Liabilities

June 30, 2012	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$265,329,677	$738,964,244
Investments at value — affiliated[3]	5,906,844	132,328,253
Investments sold receivable	2,626,065	1,801,890
Capital shares sold receivable	1,956,908	890,319
Dividends receivable	974,693	1,024,743
Foreign currency at value[4]	4	1,213,542
Securities lending income receivable — affiliated	—	57,718
Unrealized appreciation on foreign currency exchange contracts	17,172	3,079
Prepaid expenses	7,452	12,804

Total assets	276,818,815	876,296,592

Liabilities
Collateral on securities loaned at value	—	66,142,660
Investments purchased payable	2,052,412	2,514,341
Capital shares redeemed payable	834,627	1,745,837
Investment advisory fees payable	153,342	539,671
Service and distribution fees payable	44,256	289,688
Officer’s and Directors’ fees payable	4,728	5,681
Unrealized depreciation on foreign currency exchange contracts	9,123	44
Other affiliates payable	1,505	5,876
Other liabilities	—	4,663
Other accrued expenses payable	212,755	737,199

Total liabilities	3,312,748	71,985,660

Net Assets	$273,506,067	$804,310,932

Net Assets Consist of
Paid-in capital	423,452,069	750,088,531
Undistributed (distributions in excess of) net investment income.	3,032,828	(6,427,385)
Accumulated net realized loss	(161,190,558)	(30,968,114)
Net unrealized appreciation/depreciation	8,211,728	91,617,900

Net Assets	$273,506,067	$804,310,932

[1] Securities loaned at value	—	$62,627,270

[2] Investments at cost — unaffiliated	$257,103,367	$636,155,912

[3] Investments at cost — affiliated	$5,906,844	$143,490,168

[4] Foreign currency at cost	$4	$1,225,281

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2012

Statements of Assets and Liabilities (concluded)

June 30, 2012	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Net Asset Value
Institutional:
Net assets	$81,039,889	$186,022,328

Shares outstanding	7,179,946	8,507,694

Net asset value	$11.29	$21.87

Par value per share	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor A:
Net assets	$176,608,909	$326,001,100

Shares outstanding	15,933,891	15,230,840

Net asset value	$11.08	$21.40

Par value per share	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor B:
Net assets	$982,553	$11,967,750

Shares outstanding	106,873	593,997

Net asset value	$9.19	$20.15

Par value per share	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor C:
Net assets	$13,470,029	$251,458,931

Shares outstanding	1,673,745	12,846,463

Net asset value	$8.05	$19.57

Par value per share	$0.10	$0.10

Shares authorized	Unlimited	100 million

Class R:
Net assets	$1,404,687	$28,860,823

Shares outstanding	163,853	1,416,458

Net asset value	$8.57	$20.38

Par value per share	$0.10	$0.10

Shares authorized	Unlimited	100 million

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	17

Statements of Operations

Year Ended June 30, 2012	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Investment Income
Dividends — unaffiliated	$7,387,964	$14,766,913
Securities lending — affiliated	—	387,248
Dividends — affiliated	2,841	44,060
Foreign taxes withheld	(566,219)	(684,717)

Total income	6,824,586	14,513,504

Expenses
Investment advisory	2,008,152	8,368,965
Service — Investor A	400,788	823,135
Service and distribution — Investor B	13,780	170,550
Service and distribution — Investor C	161,158	2,791,443
Service and distribution — Class R	8,829	174,731
Transfer agent — Institutional	209,218	576,244
Transfer agent — Investor A	243,178	730,756
Transfer agent — Investor B	19,590	75,338
Transfer agent — Investor C	46,758	879,887
Transfer agent — Class R	9,412	134,874
Custodian	125,006	323,762
Accounting services	79,260	292,688
Professional	90,076	110,569
Registration	75,676	121,884
Printing	44,111	70,599
Officer and Directors	26,984	41,627
Miscellaneous	42,220	64,051

Total expenses	3,604,196	15,751,103
Less fees waived by advisor	(1,885)	(29,777)

Total expenses after fees waived	3,602,311	15,721,326

Net investment income (loss)	3,222,275	(1,207,822)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(33,760,098)	24,405,088
Investments — affiliated	—	259
Financial futures contracts	(282,071)	—
Foreign currency transactions	(180,113)	113,352

	(34,222,282)	24,518,699

Net change in unrealized appreciation/depreciation on:
Investments	(24,912,383)	(134,335,447)
Foreign currency transactions	(129,652)	(58,943)

	(25,042,035)	(134,394,390)

Total realized and unrealized loss	(59,264,317)	(109,875,691)

Net Decrease in Net Assets Resulting from Operations	$(56,042,042)	$(111,083,513)

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2012

Statements of Changes in Net Assets

	BlackRock EuroFund		BlackRock Global SmallCap Fund, Inc.
	Year Ended June 30,		Year Ended June 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income (loss)	$3,222,275	$9,189,810	$(1,207,822)	$1,058,107
Net realized gain (loss)	(34,222,282)	40,375,643	24,518,699	132,203,670
Net change in unrealized appreciation/depreciation	(25,042,035)	58,852,241	(134,394,390)	180,752,359

Net increase (decrease) in net assets resulting from operations	(56,042,042)	108,417,694	(111,083,513)	314,014,136

Dividends to Shareholders From
Net investment income:
Institutional	(3,113,501)	(1,892,036)	(4,875,911)	(3,077,979)
Investor A	(5,301,625)	(3,199,961)	(3,701,248)	(1,672,239)
Investor B	(9,005)	—	—	—
Investor C	(563,107)	(284,076)	(479,989)	—
Class R	(67,144)	(35,722)	(217,067)	(107,738)

Decrease in net assets resulting from dividends to shareholders	(9,054,382)	(5,411,795)	(9,274,215)	(4,857,956)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(12,649,664)	(69,111,364)	(313,230,096)	(22,505,798)

Redemption Fee
Redemption fee	—	3,757	—	24,045

Net Assets
Total increase (decrease) in net assets	(77,746,088)	33,898,292	(433,587,824)	286,674,427
Beginning of year	351,252,155	317,353,863	1,237,898,756	951,224,329

End of year	$273,506,067	$351,252,155	$804,310,932	$1,237,898,756

Undistributed (distributions in excess of) net investment income	$3,032,828	$9,049,324	$(6,427,385)	$1,059,454

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	19

Financial Highlights	BlackRock EuroFund

	Institutional
	Year Ended June 30,					Period November 1, 2007 to June 30, 2008		Year Ended October 31, 2007
	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.97	$10.41		$10.65	$18.07	$25.59		$23.02

Net investment income[1]	0.16	0.36		0.21	0.33	0.43		0.46
Net realized and unrealized gain (loss)	(2.43)	3.41		(0.05)	(6.63)	(3.61)		4.56

Net increase (decrease) from investment operations	(2.27)	3.77		0.16	(6.30)	(3.18)		5.02

Dividends and distributions from:
Net investment income	(0.41)	(0.21)		(0.40)	(0.40)	(0.55)		(0.72)
Net realized gain	—	—		—	(0.72)	(3.79)		(1.74)

Total dividends and distributions	(0.41)	(0.21)		(0.40)	(1.12)	(4.34)		(2.46)

Redemption fee	—	0.00	[2]	0.00 [2]	0.00 [2]	0.00	[2]	0.01

Net asset value, end of period	$11.29	$13.97		$10.41	$10.65	$18.07		$25.59

Total Investment Return[3]
Based on net asset value	(15.99)%	36.42%	[4]	0.78% [4]	(34.12)% [4]	(13.97)%	[5]	24.46%

Ratios to Average Net Assets
Total expenses	1.17%	1.05%		1.09%	1.11%	1.03%	[6]	1.01%

Total expenses after fees waived	1.17%	1.05%		1.08%	1.11%	1.03%	[6]	1.01%

Net investment income	1.40%	2.80%		1.73%	2.83%	3.23%	[6]	2.01%

Supplemental Data
Net assets, end of period (000)	$81,040	$114,551		$101,632	$133,540	$274,010		$361,175

Portfolio turnover	162%	148%		161%	124%	30%		63%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2012

Financial Highlights (continued)	BlackRock EuroFund

	Investor A
	Year Ended June 30,					Period November 1, 2007 to June 30, 2008		Year Ended October 31, 2007
	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.71	$10.22		$10.47	$17.78	$25.24		$22.72

Net investment income[1]	0.14	0.33		0.18	0.30	0.40		0.44
Net realized and unrealized gain (loss)	(2.39)	3.35		(0.05)	(6.52)	(3.56)		4.48

Net increase (decrease) from investment operations	(2.25)	3.68		0.13	(6.22)	(3.16)		4.92

Dividends and distributions from:
Net investment income	(0.38)	(0.19)		(0.38)	(0.37)	(0.51)		(0.67)
Net realized gain	—	—		—	(0.72)	(3.79)		(1.74)

Total dividends and distributions	(0.38)	(0.19)		(0.38)	(1.09)	(4.30)		(2.41)

Redemption fee	—	0.00	[2]	0.00 [2]	0.00 [2]	0.00	[2]	0.01

Net asset value, end of period	$11.08	$13.71		$10.22	$10.47	$17.78		$25.24

Total Investment Return[3]
Based on net asset value	(16.18)%	36.15%	[4]	0.53% [4]	(34.21)% [4]	(14.09)%	[5]	24.29%

Ratios to Average Net Assets
Total expenses	1.33%	1.25%		1.28%	1.30%	1.21%	[6]	1.20%

Total expenses after fees waived	1.33%	1.25%		1.28%	1.30%	1.21%	[6]	1.20%

Net investment income	1.21%	2.56%		1.51%	2.68%	3.07%	[6]	1.92%

Supplemental Data
Net assets, end of period (000)	$176,609	$210,047		$189,788	$219,697	$427,206		$550,341

Portfolio turnover	162%	148%		161%	124%	30%		63%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	21

Financial Highlights (continued)	BlackRock EuroFund

	Investor B
	Year Ended June 30,					Period November 1, 2007 to June 30, 2008		Year Ended October 31, 2007
	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.28	$8.41		$8.57	$14.70	$21.49		$19.59

Net investment income (loss)[1]	(0.09)	0.07		(0.01)	0.11	0.19		0.17
Net realized and unrealized gain (loss)	(1.94)	2.80		(0.04)	(5.35)	(2.94)		3.86

Net increase (decrease) from investment operations	(2.03)	2.87		(0.05)	(5.24)	(2.75)		4.03

Dividends and distributions from:
Net investment income	(0.06)	—		(0.11)	(0.17)	(0.25)		(0.40)
Net realized gain	—	—		—	(0.72)	(3.79)		(1.74)

Total dividends and distributions	(0.06)	—		(0.11)	(0.89)	(4.04)		(2.14)

Redemption fee	—	0.00	[2]	0.00 [2]	0.00 [2]	0.00	[2]	0.01

Net asset value, end of period	$9.19	$11.28		$8.41	$8.57	$14.70		$21.49

Total Investment Return[3]
Based on net asset value	(17.93)%	34.13%	[4]	(0.85)%[4]	(34.98)% [4]	(14.61)%	[5]	23.12%

Ratios to Average Net Assets
Total expenses	3.35%	2.79%		2.64%	2.47%	2.10%	[6]	2.12%

Total expenses after fees waived	3.35%	2.79%		2.64%	2.47%	2.10%	[6]	2.12%

Net investment income (loss)	(1.00)%	0.63%		(0.05)%	1.11%	1.77%	[6]	0.98%

Supplemental Data
Net assets, end of period (000)	$983	$2,210		$2,854	$5,013	$19,943		$42,829

Portfolio turnover	162%	148%		161%	124%	30%		63%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2012

Financial Highlights (continued)	BlackRock EuroFund

	Investor C
	Year Ended June 30,					Period November 1, 2007 to June 30, 2008		Year Ended October 31, 2007
	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$10.06	$7.54		$7.81	$13.67	$20.42		$18.86

Net investment income[1]	0.03	0.16		0.06	0.15	0.22		0.21
Net realized and unrealized gain (loss)	(1.75)	2.47		(0.03)	(5.02)	(2.79)		3.63

Net increase (decrease) from investment operations	(1.72)	2.63		0.03	(4.87)	(2.57)		3.84

Dividends and distributions from:
Net investment income	(0.29)	(0.11)		(0.30)	(0.27)	(0.39)		(0.55)
Net realized gain	—	—		—	(0.72)	(3.79)		(1.74)

Total dividends and distributions	(0.29)	(0.11)		(0.30)	(0.99)	(4.18)		(2.29)

Redemption fee	—	0.00	[2]	0.00 [2]	0.00 [2]	0.00	[2]	0.01

Net asset value, end of period	$8.05	$10.06		$7.54	$7.81	$13.67		$20.42

Total Investment Return[3]
Based on net asset value	(16.88)%	35.01%	[4]	(0.36)% [4]	(34.75)% [4]	(14.57)%	[5]	23.26%

Ratios to Average Net Assets
Total expenses	2.22%	2.11%		2.13%	2.15%	2.01%	[6]	2.00%

Total expenses after fees waived	2.22%	2.11%		2.13%	2.15%	2.01%	[6]	2.00%

Net investment income	0.30%	1.66%		0.64%	1.73%	2.21%	[6]	1.11%

Supplemental Data
Net assets, end of period (000)	$13,470	$22,169		$20,997	$25,504	$56,909		$79,355

Portfolio turnover	162%	148%		161%	124%	30%		63%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	23

Financial Highlights (concluded)	BlackRock EuroFund

	Class R
	Year Ended June 30,					Period November 1, 2007 to June 30, 2008		Year Ended October 31, 2007
	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$10.72	$8.02		$8.29	$14.50	$21.45		$19.74

Net investment income[1]	0.04	0.19		0.08	0.20	0.29		0.29
Net realized and unrealized gain (loss)	(1.87)	2.65		(0.02)	(5.36)	(2.97)		3.80

Net increase (decrease) from investment operations	(1.83)	2.84		0.06	(5.16)	(2.68)		4.09

Dividends and distributions from:
Net investment income	(0.32)	(0.14)		(0.33)	(0.33)	(0.48)		(0.65)
Net realized gain	—	—		—	(0.72)	(3.79)		(1.74)

Total dividends and distributions	(0.32)	(0.14)		(0.33)	(1.05)	(4.27)		(2.39)

Redemption fee	—	0.00	[2]	0.00 [2]	0.00 [2]	0.00	[2]	0.01

Net asset value, end of period	$8.57	$10.72		$8.02	$8.29	$14.50		$21.45

Total Investment Return[3]
Based on net asset value	(16.81)%	35.54%	[4]	(0.05)% [4]	(34.73)% [4]	(14.39)%	[5]	23.60%

Ratios to Average Net Assets
Total expenses	1.96%	1.85%		1.87%	2.02%	1.72%	[6]	1.71%

Total expenses after fees waived	1.96%	1.85%		1.86%	2.02%	1.72%	[6]	1.71%

Net investment income	0.46%	1.90%		0.87%	2.29%	2.73%	[6]	1.48%

Supplemental Data
Net assets, end of period (000)	$1,405	$2,275		$2,083	$2,713	$3,840		$4,509

Portfolio turnover	162%	148%		161%	124%	30%		63%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2012

Financial Highlights	BlackRock Global SmallCap Fund, Inc.

	Institutional
	Year Ended June 30,
	2012	2011		2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$24.41	$18.32		$16.17		$24.45	$29.24

Net investment income[1]	0.07	0.13		0.06		0.11	0.12
Net realized and unrealized gain (loss)	(2.31)	6.13	[2]	2.09	[2]	(6.59)[2]	(0.30)[2]

Net increase (decrease) from investment operations	(2.24)	6.26		2.15		(6.48)	(0.18)

Dividends and distributions from:
Net investment income	(0.30)	(0.17)		—		(0.04)	(0.32)
Net realized gain	—	—		—		(1.76)	(4.29)

Total dividends and distributions	(0.30)	(0.17)		—		(1.80)	(4.61)

Net asset value, end of year	$21.87	$24.41		$18.32		$16.17	$24.45

Total Investment Return[3]
Based on net asset value	(9.11)%	34.25%	[4]	13.30%	[4]	(27.75)%[4]	(1.08)%

Ratios to Average Net Assets
Total expenses	1.12%	1.08%		1.12%		1.20%	1.12%

Total expenses after fees waived	1.12%	1.08%		1.12%		1.20%	1.12%

Net investment income	0.30%	0.58%		0.31%		0.65%	0.46%

Supplemental Data
Net assets, end of year (000)	$186,022	$461,012		$326,440		$250,720	$399,802

Portfolio turnover	73%	82%		73%		114%	97%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	25

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor A
	Year Ended June 30,
	2012	2011		2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$23.91	$17.95		$15.89		$24.10	$28.85

Net investment income (loss)[1]	0.02	0.06		(0.00)[2]		0.06	0.05
Net realized and unrealized gain (loss)	(2.29)	6.01	[3]	2.06	[3]	(6.50)[3]	(0.30)[3]

Net increase (decrease) from investment operations	(2.27)	6.07		2.06		(6.44)	(0.25)

Dividends and distributions from:
Net investment income	(0.24)	(0.11)		—		(0.01)	(0.25)
Net realized gain	—	—		—		(1.76)	(4.25)

Total dividends and distributions	(0.24)	(0.11)		—		(1.77)	(4.50)

Net asset value, end of year	$21.40	$23.91		$17.95		$15.89	$24.10

Total Investment Return[4]
Based on net asset value	(9.44)%	33.88%	[5]	12.96%	[5]	(27.99)% [5]	(1.36)%

Ratios to Average Net Assets
Total expenses	1.42%	1.38%		1.42%		1.50%	1.40%

Total expenses after fees waived	1.42%	1.38%		1.42%		1.50%	1.40%

Net investment income (loss)	0.08%	0.27%		(0.01)%		0.36%	0.19%

Supplemental Data
Net assets, end of year (000)	$326,001	$360,144		$264,526		$226,362	$330,282

Portfolio turnover	73%	82%		73%		114%	97%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor B
	Year Ended June 30,
	2012	2011		2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$22.45	$16.93		$15.12		$23.13	$27.71

Net investment loss[1]	(0.19)	(0.14)		(0.17)		(0.09)	(0.17)
Net realized and unrealized gain (loss)	(2.11)	5.66	[2]	1.98	[2]	(6.23)[2]	(0.27)[2]

Net increase (decrease) from investment operations	(2.30)	5.52		1.81		(6.32)	(0.44)

Distributions from net realized gain	–	–		–		(1.69)	(4.14)

Net asset value, end of year	$20.15	$22.45		$16.93		$15.12	$23.13

Total Investment Return[3]
Based on net asset value	(10.25)%	32.60%	[4]	11.97%	[4]	(28.62)% [4]	(2.14)%

Ratios to Average Net Assets
Total expenses	2.39%	2.29%		2.33%		2.37%	2.21%

Total expenses after fees waived	2.39%	2.29%		2.33%		2.37%	2.21%

Net investment loss	(0.92)%	(0.67)%		(0.96)%		(0.56)%	(0.68)%

Supplemental Data
Net assets, end of year (000)	$11,968	$25,054		$28,247		$40,600	$91,693

Portfolio turnover	73%	82%		73%		114%	97%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	27

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor C
	Year Ended June 30,
	2012	2011		2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$21.83	$16.45		$14.68		$22.50	$27.15

Net investment loss[1]	(0.15)	(0.11)		(0.15)		(0.08)	(0.16)
Net realized and unrealized gain (loss)	(2.08)	5.49	[2]	1.92	[2]	(6.05)[2]	(0.28)[2]

Net increase (decrease) from investment operations	(2.23)	5.38		1.77		(6.13)	(0.44)

Dividends and distributions from:
Net investment income	(0.03)	—		—		—	(0.06)
Net realized gain	—	—		—		(1.69)	(4.15)

Total dividends and distributions	(0.03)	—		—		(1.69)	(4.21)

Net asset value, end of year	$19.57	$21.83		$16.45		$14.68	$22.50

Total Investment Return[3]
Based on net asset value	(10.19)%	32.71%	[4]	12.06%	[4]	(28.58)% [4]	(2.19)%

Ratios to Average Net Assets
Total expenses	2.27%	2.21%		2.27%		2.35%	2.21%

Total expenses after fees waived	2.27%	2.21%		2.27%		2.35%	2.21%

Net investment loss	(0.78)%	(0.57)%		(0.86)%		(0.51)%	(0.64)%

Supplemental Data
Net assets, end of year (000)	$251,459	$345,372		$293,633		$281,387	$470,280

Portfolio turnover	73%	82%		73%		114%	97%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2012

Financial Highlights (concluded)	BlackRock Global SmallCap Fund, Inc.

	Class R
	Year Ended June 30,
	2012	2011	2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$22.72	$17.09	$15.18		$23.18	$27.94

Net investment loss[1]	(0.08)	(0.03)	(0.08)		(0.02)	(0.05)
Net realized and unrealized gain (loss)	(2.14)	5.71 [2]	1.99	[2]	(6.25)[2]	(0.30)[2]

Net increase (decrease) from investment operations	(2.22)	5.68	1.91		(6.27)	(0.35)

Dividends and distributions from:
Net investment income	(0.12)	(0.05)	—		—	(0.20)
Net realized gain	—	—	—		(1.73)	(4.21)

Total dividends and distributions	(0.12)	(0.05)	—		(1.73)	(4.41)

Net asset value, end of year	$20.38	$22.72	$17.09		$15.18	$23.18

Total Investment Return[3]
Based on net asset value	(9.76)%	33.24% [4]	12.58%	[4]	(28.37)% [4]	(1.77)%

Ratios to Average Net Assets
Total expenses	1.83%	1.81%	1.84%		2.00%	1.81%

Total expenses after fees waived	1.83%	1.81%	1.84%		2.00%	1.81%

Net investment loss	(0.37)%	(0.16)%	(0.42)%		(0.13)%	(0.20)%

Supplemental Data
Net assets, end of year (000)	$28,861	$46,316	$38,378		$33,571	$46,275

Portfolio turnover	73%	82%	73%		114%	97%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock EuroFund (“EuroFund”) and BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”) (the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. EuroFund is organized as a Massachusetts business trust. Global SmallCap is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Funds (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the

30	ANNUAL REPORT	JUNE 30, 2012

Notes to Financial Statements (continued)

Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, each Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any

ANNUAL REPORT	JUNE 30, 2012	31

Notes to Financial Statements (continued)

other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended June 30, 2012. The statutes of limitations on each Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an

32	ANNUAL REPORT	JUNE 30, 2012

Notes to Financial Statements (continued)

unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2012
Asset Derivatives
		EuroFund	Global SmallCap
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$17,172	$3,079
Liability Derivatives
		EuroFund	Global SmallCap
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(9,123)	$(44)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended June 30, 2012
Net Realized Loss From
	EuroFund	Global SmallCap
Equity contracts:
Financial futures contracts	$(282,071)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(132,478)	$(11,829)
Net Change in Unrealized Appreciation/Depreciation on
	EuroFund	Global SmallCap
Foreign currency exchange contracts:
Foreign currency exchange contracts	$3,001	$46,135

For the year ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	EuroFund	Global SmallCap
Foreign currency exchange contracts:
Average number of contracts purchased	2	5
Average number of contracts sold	2	6
Average US dollar amount purchased	$1,299,919	$1,742,818
Average US dollar amount sold	$2,003,298	$1,829,193

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	EuroFund	Global SmallCap
First $1 billion	0.75%	0.85%
$1 - $3 billion	0.71%	0.80%
$3 - $5 billion	0.68%	0.77%
$5 to $10 billion	0.65%	0.74%
Greater than $10 billion	0.64%	0.72%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations.

The Manager, on behalf of EuroFund, entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Ltd, (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager, on behalf of Global SmallCap, entered into a sub-advisory agreement with BIM. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

ANNUAL REPORT	JUNE 30, 2012	33

Notes to Financial Statements (continued)

For the year ended June 30, 2012, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

EuroFund	$1,885
Global SmallCap	$29,777

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2012, the Funds paid the following to affiliates in return for these services, which are included in transfer agent in the Statements of Operations:

	EuroFund	Global SmallCap
Institutional	—	$887
Investor A	$99	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2012, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	EuroFund	Global SmallCap
Institutional	$3,004	$3,637
Investor A	$4,087	$7,547
Investor B	$295	$595
Investor C	$503	$5,633
Class R	$52	$704

For the year ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
EuroFund	$761
Global SmallCap	$55,702

For the year ended June 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
EuroFund	$28	$1,798	$502
Global SmallCap	$2,206	$6,453	$22,363

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Funds is shown as securities lending — affiliated in the Statements of Operations. For the year ended June 30, 2012, BIM received $207,799 in securities lending agent fees related to securities lending activities for Global SmallCap.

34	ANNUAL REPORT	JUNE 30, 2012

Notes to Financial Statements (continued)

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2012, were as follows:

	Purchases	Sales
EuroFund	$437,910,212	$462,727,184
Global SmallCap	$694,574,495	$1,005,990,884

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on the net assets or net asset values per share. The following permanent differences as of June 30, 2012 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	EuroFund	Global SmallCap
Undistributed (distributions in excess of) net investment income	$(184,389)	$2,995,198
Accumulated net realized loss	$184,389	$(2,995,198)

The tax character of distributions paid during the fiscal year ended June 30, 2012 and fiscal year ended June 30, 2011 was as follows:

		EuroFund	Global SmallCap
Ordinary income	6/30/12	$9,054,382	$9,274,215
	6/30/11	$5,411,795	$4,857,956

Total	6/30/12	$9,054,382	$9,274,215

	6/30/11	$5,411,795	$4,857,956

As of June 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

	EuroFund	Global SmallCap
Undistributed ordinary income	$3,458,155	$20,985,161
Capital loss carryforwards	(136,386,146)	(9,368,351)
Net unrealized gains[1]	1,266,125	58,847,075
Qualified late-year losses[2]	(18,284,136)	(16,241,484)

Total	$(149,946,002)	$54,222,401

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the timing and recognition of partnership income, the timing of expenses and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending June 30, 2013.

As of June 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	EuroFund	Global SmallCap
2017	$38,781,995	—
2018	85,950,061	$9,368,351
No expiration date[3]	11,654,090	—

Total	$136,386,146	$9,368,351

[3]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2012, Global SmallCap utilized $37,915,164 of its capital loss carryforward.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	EuroFund	Global SmallCap
Tax cost	$269,530,483	$812,144,157

Gross unrealized appreciation	$17,420,115	$154,268,667
Gross unrealized depreciation	(15,714,077)	(95,120,327)

Net unrealized appreciation	$1,706,038	$59,148,340

6. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are each a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on thier net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended June 30, 2012.

ANNUAL REPORT	JUNE 30, 2012	35

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2012, these events have adversely affected the exchange rate of the euro and many continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Funds’ investments.

As of June 30, 2012, the Funds had the following industry classifications:

Industry	EuroFund	Global SmallCap
Oil, Gas & Consumable Fuels..	12%	7%
Chemicals	9	4
Pharmaceuticals.	8	3
Commercial Banks.	8	4
Beverages	5	—
Wireless Telecommunications Services	5	—
Machinery	3	6
Textiles, Apparel & Luxury Goods	3	5
Other[1]	47	71

[1]	All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2012		Year Ended June 30, 2011
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	685,205	$8,168,297	635,951	$8,391,505
Shares issued to shareholders in reinvestment of dividends	256,121	2,673,909	124,253	1,606,600
Shares redeemed	(1,959,636)	(22,496,938)	(2,327,524)	(30,057,905)

Net decrease	(1,018,310)	$(11,654,732)	(1,567,320)	$(20,059,800)

Investor A
Shares sold and automatic conversion of shares	3,690,951	$39,713,905	755,888	$9,662,178
Shares issued to shareholders in reinvestment of dividends	433,126	4,444,241	214,075	2,718,959
Shares redeemed	(3,506,445)	(39,515,691)	(4,226,727)	(53,901,924)

Net increase (decrease)	617,632	$4,642,455	(3,256,764)	$(41,520,787)

36	ANNUAL REPORT	JUNE 30, 2012

Notes to Financial Statements (continued)

	Year Ended June 30, 2012		Year Ended June 30, 2011
EuroFund (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	6,126	$57,666	17,655	$184,504
Shares issued to shareholders in reinvestment of dividends	938	8,070	—	—
Shares redeemed and automatic conversion of shares	(96,167)	(890,975)	(161,181)	(1,710,898)

Net decrease	(89,103)	$(825,239)	(143,526)	$(1,526,394)

Investor C
Shares sold	75,728	$634,022	188,792	$1,786,905
Shares issued to shareholders in reinvestment of dividends	65,405	489,907	26,764	250,812
Shares redeemed	(670,043)	(5,483,698)	(797,295)	(7,553,611)

Net decrease	(528,910)	$(4,359,769)	(581,739)	$(5,515,894)

Class R
Shares sold	51,549	$442,462	79,321	$798,996
Shares issued to shareholders in reinvestment of dividends	8,434	67,140	3,586	35,720
Shares redeemed	(108,476)	(961,981)	(130,096)	(1,323,205)

Net decrease	(48,493)	$(452,379)	(47,189)	$(488,489)

Total Net Decrease	(1,067,184)	$(12,649,664)	(5,596,538)	$(69,111,364)

Global SmallCap
Institutional
Shares sold	3,090,218	$67,963,631	4,938,908	$112,932,545
Shares issued to shareholders in reinvestment of dividends and distributions	203,893	4,211,269	117,365	2,686,457
Shares redeemed	(13,670,299)	(306,491,274)	(3,986,507)	(89,466,372)

Net increase (decrease)	(10,376,188)	$(234,316,374)	1,069,766	$26,152,630

Investor A
Shares sold and automatic conversion of shares	4,100,069	$87,793,864	3,528,534	$78,962,695
Shares issued to shareholders in reinvestment of dividends and distributions	160,457	3,246,090	68,162	1,530,241
Shares redeemed	(4,095,263)	(88,021,246)	(3,264,394)	(72,032,675)

Net increase	165,263	$3,018,708	332,302	$8,460,261

Investor B
Shares sold	29,526	$596,466	55,552	$1,139,377
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(551,371)	(11,157,741)	(608,046)	(12,505,060)

Net decrease	(521,845)	$(10,561,275)	(552,494)	$(11,365,683)

Investor C
Shares sold	1,754,462	$34,339,410	2,173,174	$43,983,202
Shares issued to shareholders in reinvestment of dividends and distributions	21,917	407,447	—	—
Shares redeemed	(4,752,464)	(93,431,307)	(4,204,450)	(85,067,157)

Net decrease	(2,976,085)	$(58,684,450)	(2,031,276)	$(41,083,955)

ANNUAL REPORT	JUNE 30, 2012	37

Notes to Financial Statements (concluded)

	Year Ended June 30, 2012		Year Ended June 30, 2011
Global SmallCap (concluded)	Shares	Amount	Shares	Amount
Shares sold	511,380	$10,528,036	949,113	$19,922,226
Shares issued to shareholders in reinvestment of dividends and distributions	11,241	216,966	5,028	107,553
Shares redeemed	(1,144,810)	(23,431,707)	(1,161,469)	(24,698,830)

Net decrease	(622,189)	$(12,686,705)	(207,328)	$(4,669,051)

Total Net Increase (Decrease)	(14,331,044)	$(313,230,096)	1,389,030	$(22,505,798)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	ANNUAL REPORT	JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., (collectively, the “Funds”), including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., as of June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended June 30, 2012.

	Payable Date	EuroFund	Global SmallCap
Qualified Dividend Income for Individuals	12/13/11	100%[1]	100%
Dividends Qualifying for the Dividend Received Deduction for Corporations	12/13/11	—	50.08%
Foreign Source Income	12/13/11	100%[1]	—
Foreign Taxes Paid Per Share	12/13/11	$0.040077	—
[1]	Expressed as a percentage of the cash distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT	JUNE 30, 2012	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock EuroFund (the “EuroFund”) and the Board of Directors of BlackRock Global SmallCap Fund, Inc. (the “Global SmallCap Fund”) (each a “Fund,” and collectively, the “Funds”) (the “Board,” and the members of which are referred to as “Board Members”) met on April 10, 2012 and May 8-9, 2012 to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC, and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal

40	ANNUAL REPORT	JUNE 30, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the

Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax

ANNUAL REPORT	JUNE 30, 2012	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the EuroFund ranked in the third, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the EuroFund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the underperformance of the EuroFund during these periods largely incurred during 2010. During that period earnings growth was a dominant driver of stock performance and as such the growth investment style considerably outperformed value as investors focused on cyclical stocks with exposure to rapidly growing end markets such as China. Up until December 2010 the EuroFund was run with a value bias, which was a considerable hindrance for returns over 2010.

The Board and BlackRock discussed BlackRock’s strategy for improving the EuroFund’s performance and BlackRock’s commitment to providing the resources necessary to assist the EuroFund’s portfolio managers and to improve the EuroFund’s performance.

The Board noted that the Global SmallCap Fund ranked in the second, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates

from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

42	ANNUAL REPORT	JUNE 30, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, as applicable, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JUNE 30, 2012	43

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (tele- communications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (tele-communications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

44	ANNUAL REPORT	JUNE 30, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors [1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corp-oration, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 278 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[4]   For EuroFund.

ANNUAL REPORT	JUNE 30, 2012	45

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
Sub-Advisors BlackRock Investment Management, LLC[2,3] Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116
BlackRock International Limited[3] Edinburgh, EH3 8JB, United Kingdom

[2] For Global SmallCap. [3] For EuroFund.	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Benjamin Archibald became Secretary of the Funds.

46	ANNUAL REPORT	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	JUNE 30, 2012	47

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	ANNUAL REPORT	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JUNE 30, 2012	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	ANNUAL REPORT	JUNE 30, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ current prospectus for a description of risks associated with global investments.

#EGSC -6/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$35,200	$34,700	$0	$0	$13,350	$13,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$13,350	$13,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) –	Code of Ethics – See Item 2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date:	September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock EuroFund

Date:	September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date:	September 4, 2012